UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 6, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on May 6, 2016 (the “Original Report”) relating to entering into that certain Series A Preferred Stock Purchase Agreement (the “Purchase Agreement”) between Finjan Holdings, Inc. (“Finjan” or the “Company”) and Halcyon Long Duration Recoveries Investments I LLC, a Delaware limited liability company (“Halcyon LDRII”). The purpose of this Amendment is to disclose that the issuance and sale of the Company’s Series A Preferred Stock under the Purchase Agreement closed on May 20, 2016.

Item 3.02.  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of the Original Report, which disclosure is incorporated into this Item 3.02 by reference. The issuance and sale of the Company’s Series A Preferred Stock under the Purchase Agreement closed on May 20, 2016 and funded on May 23, 2016.

The issuance and sale of the shares of Series A Preferred Stock to Halcyon LDRII under the Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).

The Company made this determination based on the representations of Halcyon LDRII that Halcyon LDRII is an “accredited investor” within the meaning of Rule 501 of Regulation D and had access to information about the Company and its investment in the Company.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities referred to herein have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Reference is made to the disclosure set forth under Item 1.01 of the Original Report, which disclosure is incorporated into this Item 5.03 by reference. The Certificate of Designation, which authorizes a total of 102,000 shares of Series A Preferred Stock, was filed with the Delaware Secretary of State on May 20, 2016 and was effective upon filing.

  Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series A Preferred Stock dated May 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: May 24, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer